UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 11, 2007

Live Nation, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9348 Civic Center Drive, Beverly Hills, California		90210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	310-867-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 11, 2007, the stockholders of Live Nation, Inc. ("Live Nation") approved the Live Nation, Inc. 2006 Annual Incentive Plan, as amended and restated (the "Annual Incentive Plan") and the Live Nation, Inc. 2005 Stock Incentive Plan, as amended and restated (the "Stock Incentive Plan"), at the company’s annual meeting of stockholders.

The terms of the Annual Incentive Plan and the Stock Incentive Plan are set forth in the proxy statement dated April 5, 2007 for Live Nation’s annual meeting, and the descriptions of the plans included therein under the captions "Approval of the Live Nation, Inc. 2006 Annual Incentive Plan, as Amended and Restated" and "Approval of the Live Nation, Inc. 2005 Stock Incentive Plan, as Amended and Restated" are incorporated herein by reference. Such descriptions are qualified in their entirety by reference to the full text of the plans.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The information in the Exhibit Index of this Current Report on Form 8-K is incorporated into this Item 9.01(d) by reference.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation, Inc.

May 15, 2007	By:	Kathy Willard

Name: Kathy Willard
Title: Executive Vice President and Chief Accounting Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Live Nation, Inc. 2006 Annual Incentive Plan, as Amended and Restated (incorporated herein by reference to Appendix A to Live Nation's Proxy Statement dated April 5, 2007)
10.2	Live Nation, Inc. 2005 Stock Incentive Plan, as Amended and Restated (incorporated herein by reference to Appendix B to Live Nation's Proxy Statement dated April 5, 2007)